Exhibit 10.5

EXHIBIT H

JOINDER TO PLEDGE AND SECURITY AGREEMENT

This Joinder to Pledge and Security Agreement (this “Agreement”) dated June 2, 2015 is made by and among Guardian 8 Holdings, a Nevada corporation (the “Company”), Guardian 8 Corporation, a Nevada corporation (the “Guarantor” and the Guarantor together with the Company, the “Debtors” and each a “Debtor”), and such Holders of those certain Senior Secured Debentures dated as of an even date herewith (each a “New Secured Party” and together, the “New Secured Parties”) and Christiana Trust, a division of WSFS Bank (the “Collateral Agent”) for the Secured Parties.

WHEREAS, the Debtors entered into a Securities Purchase Agreement dated May 27, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Original Purchase Agreement”) with certain Secured Parties holding $7 million in principal amount of senior secured debentures;

WHEREAS, in connection with the Original Purchase Agreement, the Debtors entered into the Pledge and Security Agreement, dated as of May 27, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Debtors entered into an additional Securities Purchase Agreement dated as of June 2, 2015 (as the same may be amended, supplemented, restated or otherwise modified from time-to-time, the “New Purchase Agreement”; the defined terms of which are used in herein as defined therein unless otherwise defined herein), whereby the Company has agreed to sell up to $5 million of additional Debentures to the New Secured Parties;

WHEREAS, the New Purchase Agreement requires the New Secured Parties to become parties to the Pledge and Security Agreement concurrent with the effectiveness of each Closing under the New Purchase Agreement;

WHEREAS, each New Secured Party has agreed to execute and deliver this Agreement in order to confirm its assumption of the obligations as a Secured Party under the Pledge and Security Agreement; and

NOW, THEREFORE, IT IS AGREED:

1. In accordance with the terms and conditions of the New Purchase Agreement, each New Secured Party hereby (a) joins the Pledge and Security Agreement as a party thereto and shall have all the rights of a Secured Party and assumes all the obligations of a Secured Party under the Pledge and Security Agreement, (b) agrees to be bound by the provisions of the Pledge and Security Agreement as if the New Secured Party had been an original party to the Pledge and Security Agreement, and (c) confirms that, after joining the Pledge and Security Agreement as set forth above, the representations and warranties set forth in the Pledge and Security Agreement with respect to such New Secured Party are true and correct in all material respects as of the date of this Agreement and that no Default has occurred and is continuing.  Each reference to a “Secured Party” under the Pledge and Security Agreement shall be deemed to include each New Secured Party except to the extent the context requires reference only to another particular Secured Party.

2. Each New Secured Party represents and warrants to the Collateral Agent that this Agreement has been duly authorized, executed and delivered by it by all requisite corporate, limited liability company or partnership action and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

3. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

4. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

5. In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

6. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the New Purchase Agreement as applicable.

7. Each New Secured Party shall cooperate with the Collateral Agent and the Debtors and execute such further instruments and documents as the Collateral Agent and the Debtors shall reasonably request to effect, to the reasonable satisfaction of the Collateral Agent and the Debtors, the purposes of this Agreement.

8. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

DEBTORS:

Guardian 8 Holdings By: C. Stephen Cochennet, CEO/President
Address for Notice and Delivery: 7432 E. Tierra Buena Lane, Suite 102 Scottsdale, Arizona 85260 Telephone: 913.317.8887 Facsimile: 480.436.5777 Attention: C. Stephen Cochennet, CEO	With a copy to: DeMint Law, PLLC 3753 Howard Hughes Parkway Second Floor Suite 314 Las Vegas, Nevada 89169 Telephone: 702.586.6436 Facsimile: 702.442.7995 Attention: Anthony N. DeMint, Esq.

Guardian 8 Corporation, a Nevada Corporation By: C. Stephen Cochennet, CEO/President
Address for Notice and Delivery: 7432 E. Tierra Buena Lane, Suite 102 Scottsdale, Arizona 85260 Telephone: 913.317.8887 Facsimile: 480.436.5777 Attention: C. Stephen Cochennet, CEO	With a copy to: DeMint Law, PLLC 3753 Howard Hughes Parkway Second Floor Suite 314 Las Vegas, Nevada 89169 Telephone: 702.586.6436 Facsimile: 702.442.7995 Attention: Anthony N. DeMint, Esq.

IN WITNESS WHEREOF, the undersigned has duly executed the agreement as of the day and year first above written.

COLLATERAL AGENT:

Christiana Trust

By:

Name:

Title:

IN WITNESS WHEREOF, the undersigned has duly executed the agreement as of the day and year first above written.

NEW SECURED PARTY:

[name of buyer]

By:
      Name:
      Title:
Address for Notice and Delivery:	With a copy to: